Exhibit 10.29

SIXTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO FIFTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into on January 27, 2022 (the “Sixth Amendment Effective Date”), by and among Flex Leasing Power & Service LLC, a Delaware limited liability company (the “Company”), the other Borrowers and Loan Parties party hereto, Texas Capital Bank, in its capacity as Administrative Agent (the “Administrative Agent”), and the Lenders (as defined below) party hereto.

RECITALS:

WHEREAS, the Loan Parties are party to that certain Credit Agreement dated as of February 8, 2019 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Company, the other Borrowers from time to time party thereto, the other Loan Parties from time to time party thereto, the financial institutions from time to time party thereto as lenders (the “Lenders”) and the Administrative Agent. Capitalized terms used but not defined herein have the meaning set forth in the Credit Agreement, as amended hereby.

WHEREAS, the Company, the other Borrowers, the other Loan Parties, the Administrative Agent and the Lenders desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.            Amendments to the Credit Agreement and Annex B to the Fifth Amendment. In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement and Annex B to the Fifth Amendment, as applicable, shall be amended effective as of the Sixth Amendment Effective Date, in each case, in the manner provided in this Section 1.

1.1            Additional Definition. Section 1.1 of the Credit Agreement and Section 1.1 of Annex B to the Fifth Amendment are in each case hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement and First Amendment to Fifth Amendment to Credit Agreement dated as of January 27, 2022, by and among the Company, the other Borrowers and the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

1.2            Restated Definitions (Credit Agreement). The definitions of the following terms contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

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“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, each Guaranty, the Security Documents, the Notes, the Issuer Documents, and all other promissory notes, security agreements, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, or agreements executed and delivered pursuant to or in connection with this Agreement or the Security Documents; provided that the term “Loan Documents” shall not include any Bank Product Agreement.

“Qualified IPO” means the issuance by FGS of its common shares in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-1, Form S-8 or comparable filing in any other applicable jurisdiction) pursuant to an effective registration statement filed with the SEC or any other comparable Governmental Authority in any other applicable jurisdiction (whether alone or in connection with a secondary public offering) (a) generating (individually or in the aggregate together with any prior initial public offering) gross proceeds exceeding $15,000,000 and (b) occurring on or prior to February 28, 2022 (or such longer period as agreed to by Administrative Agent in its sole discretion).

“Qualified IPO Expenses” means expenses actually incurred by either (a) prior to the consummation of the Qualified IPO, the Parent or (b) on or after the consummation of the Qualified IPO, FGS, that are, in either case, allocable to the Company in connection with the Qualified IPO from the period commencing on July 9, 2020 through and including March 31, 2022 (or such longer period as agreed to by Administrative Agent in its sole discretion).

1.3            Restated Definitions (Annex B to the Fifth Amendment). The definitions of the following terms contained in Section 1.1 of Annex B to the Fifth Amendment are hereby amended and restated in their respective entireties to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, each Guaranty, the Security Documents, the Notes, the Issuer Documents, and all other promissory notes, security agreements, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, or agreements executed and delivered pursuant to or in connection with this Agreement or the Security Documents; provided that the term “Loan Documents” shall not include any Bank Product Agreement.

“Qualified IPO” means the issuance by the Parent of its common shares in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-1, Form S-8 or comparable filing in any other applicable jurisdiction) pursuant to an effective registration statement filed with the SEC or any other comparable Governmental Authority in any other applicable jurisdiction (whether alone or in connection with a secondary public offering) (a) generating (individually or in the aggregate together with any prior initial public offering) gross proceeds exceeding $15,000,000 and (b) occurring on or prior to February 28, 2022 (or such longer period as agreed to by Administrative Agent in its sole discretion).

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“Qualified IPO Expenses” means expenses actually incurred by either (a) prior to the consummation of the Qualified IPO, the Ultimate Parent or (b) on or after the consummation of the Qualified IPO, the Parent, that are, in either case, allocable to the Company in connection with the Qualified IPO from the period commencing on July 9, 2020 through and including March 31, 2022 (or such longer period as agreed to by Administrative Agent in its sole discretion).

1.4            Amendment to Section 7.4(d) of the Credit Agreement and Section 7.4(d) of Annex B to the Fifth Amendment. Section 7.4(d) of the Credit Agreement and Section 7.4(d) of Annex B to the Fifth Amendment are in each case hereby amended by replacing the reference to “February 28, 2022” therein with “March 31, 2022 (or such longer period as agreed to by Administrative Agent in its sole discretion)”.

SECTION 2.            Conditions Precedent to Amendment. This Amendment will be effective as of the Sixth Amendment Effective Date on the condition that the following conditions precedent will have been satisfied:

2.1            Counterparts. The Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and each Lender.

2.2            Expenses. The Administrative Agent shall have received payment or reimbursement of its out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

2.3            Other Documents. The Administrative Agent shall have been provided with such documents, instruments and agreements, and the Loan Parties shall have taken such actions, in each case as the Administrative Agent may reasonably require in connection with this Amendment and the transactions contemplated hereby.

SECTION 3.            Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders the following:

3.1            Representations and Warranties. The representations and warranties contained in the Credit Agreement and the other Loan Documents, in each case as amended hereby, are true and correct in all material respects (without duplication of any materiality qualification applicable thereto) on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Credit Agreement and the other Loan Documents.

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3.2            No Default. No Default or Event of Default has occurred and is continuing as of the date hereof.

3.3            Enforceability. This Amendment has been duly executed and delivered by such Loan Party, and the Credit Agreement and the Fifth Amendment, in each case, as amended hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.            Survival of Representations and Warranties. All representations and warranties made in this Amendment, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

SECTION 5.            Expenses. As provided in Section 11.1 of the Credit Agreement and subject to the limitations expressly set forth therein, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Amendment and all related documents.

SECTION 6.            No Implied Waivers. No failure or delay on the part of the Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

SECTION 7.            Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, and (d) agrees, with respect to each Loan Party that is a Guarantor, that its guarantee under the Guaranty remains in full force and effect with respect to the Obligations as amended hereby. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended hereby, remain in full force and effect. The Loan Parties hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and waivers herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

SECTION 8.            Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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SECTION 9.            APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

SECTION 10.          Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and the Loan Parties and their respective successors and assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent, other than as expressly permitted under the terms of the Credit Agreement.

SECTION 11.          Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 12.          Effect of Consent. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

SECTION 13.          Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 14.          Reaffirmation of Loan Documents. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement and the other Loan Documents, in each case as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement and the Fifth Amendment herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement and the Fifth Amendment, in each case, as amended hereby.

SECTION 15.          Loan Document. This Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

SECTION 16.          Entire Agreement. THE CREDIT AGREEMENT, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

BORROWERS:

FLEX LEASING POWER & SERVICE LLC,
a Delaware limited liability company

By:	/s/ Wes Kimmel
Name:	Wes Kimmel
Title:	Chief Financial Officer

FLEX LEASING POWER AND SERVICE ULC,
an Alberta unlimited liability corporation

By:	/s/ Doug Baltzer
Name:	Doug Baltzer
Title:	President

[Signature Page to Sixth Amendment to Credit Agreement and First Amendment to Fifth Amendment to Credit Agreement – Flex Leasing Power & Service LLC]

GUARANTORS:

FLEX POWER CO.,
a Delaware limited liability company

By:	/s/ Doug Baltzer
Name:	Doug Baltzer
Title:	President

[Signature Page to Sixth Amendment to Credit Agreement and First Amendment to Fifth Amendment to Credit Agreement – Flex Leasing Power & Service LLC]

ADMINISTRATIVE AGENT AND LENDER:

TEXAS CAPITAL BANK

By:	/s/ Dan Clubb
Name:	Dan Clubb
Title:	Senior Vice President

[Signature Page to Sixth Amendment to Credit Agreement and First Amendment to Fifth Amendment to Credit Agreement – Flex Leasing Power & Service LLC]